AFFIRMATIVE INSURANCE HOLDINGS, INC.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000 .00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers Num/No . Denom. Total

1234567890/1234567890 1 1 1

1234567890/1234567890 2 2 2

1234567890/1234567890 3 3 3

1234567890/1234567890 4 4 4

1234567890/1234567890 5 5 5

1234567890/1234567890 6 6 6

Total Transaction 7

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK COMMON STOCK

PAR VALUE $ .01 THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND JERSEY CITY, NJ

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Certificate Number

ZQ 000000

Shares

* * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * *

AFFIRMATIVE INSURANCE HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE, OF

Affirmative Insurance Holdings, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

President

Secretary

Affirmative Insurance Holdings, Inc.

CORPORATE SEAL

1998

DELAWARE

*

DATED <<Month Day, Year>> COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS IN REVERSE

1234567

AFFIRMATIVE INSURANCE HOLDINGS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT-.Custodian

(Cust) (Minor)

TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act

(State)

JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age ) and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,             hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

            Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint             Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:             20            Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:

Signature:             Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.